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                                                                    EXHIBIT 23.2




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-34281, 333-57937, 333-70985, 333-90955.



/s/ Arthur Andersen LLP
-----------------------
Atlanta, Georgia
April 12, 2000